January 26, 2024

DCM/INNOVA HIGH EQUITY INCOME INNOVATION Fund

A series of Centaur Mutual Funds Trust

Supplement to the Summary Prospectus, Statutory Prospectus and the Statement of Additional Information, each dated July 14, 2023

This supplement updates certain information in the summary Prospectus, statutory Prospectus and Statement of Additional Information each dated July 14, 2023, and each as supplemented, for the DCM/INNOVA High Equity Income Innovation Fund (the “Fund”), a series of the Centaur Mutual Funds Trust (the “Trust”).

Cancellation of Special Shareholders Meeting to Approve a Sub-Advisory Agreement

The Fund previously indicated the possibility, if the Ziegler FAMCO Hedge Equity Fund reorganized into the Fund (the “Transaction”), of a special meeting of the Fund’s shareholders (the “Special Shareholder Meeting”) to approve a sub-advisory agreement under which DCM Advisors, LLC (the “Advisor”) would continue to serve as the investment advisor to the Fund and USCA Asset Management, LLC (“USCA”) would serve as sub-advisor to the Fund. While the Transaction occurred, USCA has informed the Advisor that USCA no longer wishes to be appointed sub-advisor to the Fund. In light of this decision by USCA, the Board of Trustees of the Trust has determined that there is no longer a need to hold the Special Shareholder Meeting and therefore, cancelled the Special Shareholder Meeting. The Adviser will continue serving as investment advisor to the Fund and Dr. Vijay Chopra will continue serving as the Fund’s portfolio manager.

If you have any questions regarding this Supplement, please contact the Fund toll-free at 1-888-484-5766. You may also obtain additional copies of the Fund’s summary Prospectus, statutory Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at http://www.dcmadvisors.com.

Investors Should Retain this Supplement for Future Reference